UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2004
Date of Report (Date of earliest event reported)

CANADIAN ROCKPORT HOMES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-62786	98-0354610
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 507, 700 W. Pender Street
Vancouver, British Columbia Canada	V6C 1G8
(Address of principal executive offices)	(Zip Code)

604-669-1081
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Patrick Bronson has been appointed to the board of directors of Canadian Rockport Homes International Inc. (Rockport) effective November 4, 2004. Mr. Bronson’s appointment was approved by Rockport’s board of directors.

Concurrent with his appointment, Mr. Harry Gordon has resigned as a director of Rockport.

Mr. Bronson is a licensed helicopter pilot and has worked in that capacity for much of his career. He has extensive experience in the drilling, mining, and power line construction industries. Throughout his 40 year career has worked on many international projects including major stints in British Guyana, Honduras, and the Philippines. Domestic projects included construction of 500 KV transmission lines for BC Hydro.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN ROCKPORT HOMES
INTERNATIONAL, INC.

DATE: March 21, 2005	By:	/s/ William Malone
William Malone
President and Chief Executive Officer